June 26, 2023 Investor Day Presentation © 2023 Mission Produce, Inc. The MISSION & TOWER DESIGN® and MISSION PRODUCE™ are trademarks of Mission Produce, Inc. All rights reserved.

Notice to and Undertaking by Recipients This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. This presentation may not be reproduced, forwarded to any person or published, in whole or in part. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security. The information contained herein is for informational purposes and may not be relied upon in connection with the purchase or sale of any security. Forward-Looking Statements Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this presentation address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; fluctuations in the market price of avocados; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations, including those promulgated by the USDA and FDA, health and safety laws, environmental laws, and other laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with the ongoing conflict in Russia and Ukraine; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Industry Information Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin.” Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles (“GAAP”). Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to this presentation where possible. The Company is unable to reconcile certain forecasted non-GAAP financial measures used herein, including adjusted EBITDA, without unreasonable efforts because a forecast of certain items, including taxes, interest, stock-based compensation, depreciation and amortization, income (loss) from equity method investees, other income, and other special, non-recurring or one-time items is not practical. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, material legal settlements, amortization of inventory adjustments recognized from business combinations, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, all of which are excluded from the results the CEO reviews uses to assess segment performance and results. Adjusted EBITDA Margin refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, material legal settlements, amortization of inventory adjustments recognized from business combinations, and any special, non- recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, as a percentage of net sales. Safe Harbor Statement 2

Bryan Giles Chief Financial Officer Juan Wiesner President, Central and South America Steve Barnard Chief Executive Officer • Seasoned industry pioneers and veterans, many of whom have 30+ years of industry experience • On-the-ground support and expertise in key locations • Foster an entrepreneurial culture that is focused on innovation and growth Cheryl Hoefs Senior Vice President of Sales & Marketing Keith Barnard Senior Vice President of Sourcing Our Core Values FUN INNOVATIVE RELIABLE SUCCESSFUL TRUSTWORTHYTim Bulow President & Chief Operating Officer 3 Today’s Participants 3

Company History 44

5

6 Strategic Overview 6

Mission Produce: At a Glance A global leader in the worldwide avocado business with four decades of investments in people, technology, and infrastructure ➤ Marketing & Distribution ➤Year-Round Supply ➤ Vertical Integration ➤ 13 Forward Distribution Centers Globally ➤ Large, Addressable Market ➤ Economies of Scale Growing Ripening Sales 7

A Long Track Record of Growth $1.05 billion FY 2022 Revenue 19 World-Class Facilities Across 9 Countries (1) ~19% FY 2022 Avocados Sourced from Owned Production 9.0% ’11-’22 Avocado Volume CAGR 9.8% ’11-’22 Revenue CAGR FY 2022 Avocado Volume 584mm lbs. Source: Management and other publicly available information. (1) Includes our 4 global sales offices; 20th facility opened in FY 2023. Note: Fiscal year ended October 31. Revenue reflects Mission Produce only. 1 lug = 25lbs, or 1 box. Revenue Volume Fiscal Year 2022 88

Strategic Priorities Overview 9

Supporting Tailwinds Driving Market Growth 1. Consumer Interest in Healthy Eating: • With more than 20 vitamins and minerals, avocados are associated with heart health, weight health, and skin health. (1) • More than half (55%) of consumers are willing to pay a premium for food that contributes to their health and wellness. (2) 2. Growing Hispanic Population:(3) • 91% of Hispanic households purchase avocados, and the average annual avocado spend per Hispanic household is 73% higher than for non-Hispanic households (4) 3. Millennial & Gen-Z Consumption: • 71% of millennial households purchase avocados. (4) • About 35% of Generation Z are Hispanic, compared to 17% of millennials and 12% of Generation X.(5) We Operate In a Large and Growing Market with Supportive Tailwinds (1)Hass Avocado Board. Avocado Nutrition Facts Chart. (2) Deloitte. Healthy Eating Creates New Opportunities for Growth in Fresh Food. Sept. 26, 2022. (3) Pew Research Center. A Brief Statistical Portrait of U.S. Hispanics. (4) Numerator Insights. 12 months ending May 31, 2023. (5) Rabobank. Avocado Consumption to Continue Setting Records. May 2021. (6) U.S.D.A. Per Capita Consumption Data. (7) CIRAD. FruiTrop Magazine. May-June 2023. U.S. Per Capita Consumption in Pounds (6,7) 10

(1) Rabobank. Global Growth Far from Over. May 2023. (2) CIRAD. FruiTrop Magazine May-June 2023. Global Avocado Consumption is Poised to Grow 2022 Global Per Capita Consumption (1,2) Mission is driving year-round availability in international markets to meet growing demand International Growth Opportunity: ➤ Increasing global availability ➤ Increasing household penetration ➤ Innovation & expansion of logistics & production Competitive International Positioning: ➤Meeting gaps in supply with increasing exports ➤ Increasing international distribution in key markets ➤ Expanding international customer base in EU & Asia (1) 11

The Mission Advantage: Key Relationships: Our relationships extend across thousands of avocado growers and regions globally Time and Capital Investments: Capital investment, ripening and logistics expertise, and significant lead time from seed to fruit Economies of Scale: Company-owned ripening, fulfillment, and distribution network Customer Relations and Market Intelligence: Market intelligence data in consumer purchasing behaviors, market trends, and POS Cultivation and Farming Expertise: Our staff is dedicated to progressive and biodiverse farming practices to cultivate strong yields Vertical Integration: Our owned farms and partnerships with key players give us enhanced control over supply and farming practices 12

13 Global Sourcing Overview 13

Diversified Sourcing & Year-Round Supply 14

Multiple-Source Strategy Drives Year-Round Availability to Meet Global Demand 15

Extensive Infrastructure With State-of-the-Art Facilities Packhouse Advantages ➤ High-definition grading cameras ➤ State-of-the-art washing, sorting, packing, and bagging line ➤ Industry-leading post-harvest practices (cold chain) ➤ Ocean container plug-ins Forward Distribution and Ripening Center Advantages ➤ Ability to ripen to customer specification ➤ Ability to store and deliver volume opportunistically as customer demand evolves ➤ Proximity to clients Packing Ripening Sales 16

17 International Farming Overview 17

Peruvian Operations Overview ➤ >$350M investment to-date ➤ ~5,400 jobs(1) ➤ 1 packing house ➤ ~5,600 total hectares Total Hectares by Region & Commodity(2) 18 (1) FY 2022 permanent and seasonal employees. (2) As of June 2023.

62 1,091 1,725 1,804 2,626 2,628 2,628 2,643 2,998 3,362 3,718 3,931 197 197 300 300 300 300 300 6 82 106 144 232 335 353 390 459 62 1,091 1,725 1,810 2,708 2,930 2,968 3,175 3,633 4,015 4,408 4,690 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 19 475 1,788 1,831 2,458 2,803 2,998 3,175 3,433 3,668 62 1,091 1,725 1,335 920 1,099 510 372 635 840 975 1,022 62 1,091 1,725 1,810 2,708 2,930 2,968 3,175 3,633 4,015 4,408 4,690 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Owned Operations: Cultivated Farms Annual Growth Avocados Mangos Blueberries Total Cultivated Hectares By Commodity 2011-2022 CAGR*: 43% Hectares in Production Hectares Developed Cultivated Hectares In Production v. Development Total *CAGR: Compound annual growth rate. Information reported at December 31st of each year.19

20 Owned Agricultural Operations in Hectares* *Information reported at December 31st of each year. Blueberries: Hectares Hectares Mangos: Avocados: 97 197 300 300 197 197 300 203 103 197 197 300 300 300 300 300 0 50 100 150 200 250 300 350 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0 50 100 150 200 250 300 350In Production Developed 6 82 40 186 280 353 367 369 6 76 24 104 46 55 23 90 6 82 106 144 232 335 353 390 459 0 100 200 300 400 500 600 700 800 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0 100 200 300 400 500 600 700 800 In Production Developed In Production Developed 1,329 1,721 1,721 2,310 2,624 2,624 2,624 2,767 2,999 62 1,091 1,725 475 905 907 318 19 374 738 951 932 62 1,091 1,725 1,804 2,626 2,628 2,628 2,643 2,998 3,362 3,718 3,931 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0 500 1000 1500 2000 2500 3000 3500 4000 Hectares 20

664 1,392 3,485 3,655 -500 500 150 0 250 0 350 0 450 0 550 0 650 0 2014 2015 2016 2017 2018 2019 2020 2021 2022 21 Owned Agricultural Operations: Exportable Volume 3,460 7,778 9,927 33,698 37,354 28,465 33,440 46,455 53,215 0 10, 000 20, 000 30, 000 40, 000 50, 000 60, 000 70, 000 80, 000 90, 000 100 ,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 263 770 1,727 2,534 4,010 5,454 7,191 7,850 0 2,0 00 4,0 00 6,0 00 8,0 00 10, 000 12, 000 14, 000 16, 000 18, 000 2014 2015 2016 2017 2018 2019 2020 2021 2022 *CAGR: Compound annual growth rate. Information reported at December 31st of each year. Blueberries: Metric Tons Metric Tons Metric Tons Mangos: Avocados: CAGR* 53% CAGR* 53% CAGR* 35% 21

22 Guatemalan Operation: Farm Growth Total Hectares 193198 298 545 198 298 738 0 100 200 300 400 500 600 700 800 900 100 0 2021 2022 2023* * Estimated at December 31st, 20 3. In Production Developed CAPEX: ➤ 738 Hectares ➤ ~$31.8M to-date 22

57 250 575 549 593 575 606 843 0 200 400 600 800 100 0 120 0 140 0 2021 2022 2023* Colombian Operation: Copaltas Hectares by Year ➤ 50/50 Joint Venture between Mission Produce and Cartama ➤ Total Investment(1) of ~$20M to-date In Production Developed (1) The values have been re-expressed from Colombian pesos to American dollars. {*) * Estimated at December 31st, 2023.23

0 200 0 400 0 600 0 800 0 100 00 120 00 140 00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Agricultural Production: General Monthly Distribution by Crop Mangos Avocados - Peru Blueberries Avocados - Guatemala 24

Avocados – Owned Fruit Avocados – 3rd-Party Fruit Blueberries – Owned Fruit Blueberries – 3rd-party Fruit Owned Operations: Avocado Packing Volume Growth 13,244 14,238 56,367 47,712 45,691 58,083 86,178 101,539 0 20,000 40,000 60,000 80,000 100,000 120,000 2015 2016 2017 2018 2019 2020 2021 2022 0 20000 40000 60000 80000 100000 120000 Metric Tons ➤ 2015-2022 CAGR: 29% *CAGR: Compound annual growth rate. Information reported at December 31st of each year. 25

Owned Operations: Exported Container Growth of Mission Fruit 346 460 1,578 1,632 1,450 1,597 2,207 2,516 21 87 211 244 270 393 507 528 35 65 156 163 367 547 1,789 1,876 1,755 2,055 2,870 3,207 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2015 2016 2017 2018 2019 2020 2021 2022 0 500 1000 1500 2000 2500 3000 3500 4000 *CAGR: Compound annual growth rate. Information reported at December 31st of each year. Avocados Blueberries Mangos ➤ 2015-2022 CAGR: 31% (FCL) 26

27 Market Development & Industry Demand 27

Strategic Choices to Drive Profitable Growth In which markets do we compete? Retail, Food Service, Wholesale, and International How is our customer base selected? We are focused on growing volume with margin-accretive customers across channels What differentiates us from our competitors? We are the preferred partner by delivering a superior product, world-class service, and innovative solutions 28

Channel Segmentation Strategy Based on Growth and Profitability We are focused on growing Retail, Food Service, Wholesale, and International Channels ➤ Leading our customer & partner relationships through our core values: FIRST (Fun, Innovative, Reliable, Successful, Trustworthy) ➤ Competitively positioned in sales, sourcing and operations to serve customers year-round, growing demand across the globe ➤ Align our business with customers that hold strong market positions nationally and regionally in their respective channel ➤ Strategic locations in key markets ➤ Scalability ➤ Surety of supply ➤ Consistent quality 29

Mission is Positioned as a Preferred Supplier by Offering Custom Programs & Value-Added Services We provide customers with leading operations and industry insights geared toward driving sales • Ripening to customer specifications • Logistics management (especially trucking) • Hands-on training to facilitate proper fruit handling & educational resources • Merchandising and promotional support • Around-the-clock customer support and availability • Consumer-friendly bagging and custom packaging • Category management • Avocado Intel Insights on market trends and consumer behavior • Quarterly category analysis & reviews 30

National Retailer Case Study: Growing Volume Foodservice Customer Case Study: Supply Diversification Mission is positioned to grow customer volume and distribution ➤ Strategically located distribution centers ➤ Surety of supply ➤ Peruvian program benefits ➤ Consistent quality ➤ Value-added ripening, bagging, & custom programs ➤ Category management Mission’s continued investment in vertical integration supports year-round supply ➤ Sourcing capabilities across premium growing regions ➤ Industry-leading food safety & quality standards ➤World-class service ➤Nationwide distribution ➤ Custom ripening programs ➤ Order flexibility Our global sourcing, ripening, and distribution network combined with our value-added services promotes customer category growth * *Fiscal Year to Date as of May 27, 2023 * 31

32 Financial Performance 32

Historical Revenue / Volume Growth 2011 - 2022 CAGR: ➤Revenue: +9.8% ➤Volume +9.0% Attractive industry tailwinds combined with visionary leadership driving strong long-term growth 33 Note: Data provided as of fiscal year end October 31, 2022. $376 $401 $445 $490 $544 $600 $843 $860 $883 $862 $892 $1,046 $986 227 331 389 381 450 487 503 640 559 619 653 584 627 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM Q2'23 Revenue ($mm) Volume (mm lbs.)

2022 Revenue Overview ➤ Focus on avocados ➤ Ancillary revenues derived from synergistic products ➤ North America concentration ➤ FY22 international sales negatively impacted by supply constraints – significant opportunities exist with consistent supply Note: Data provided as of fiscal year end October 31, 2022. Numbers may not sum due to rounding.. (1) The Blueberries segment was consolidated prospectively on May 1, 2022. Sales by Type Sales by End Market 34

Historical Quarterly Financial Performance

Fiscal third and fourth quarters typically strongest due to uplift from seasonal sales from our Peru operations

	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22
Revenue ($mm)	$197.5	$221.6	$236.4	$206.8	$173.2	$234.7	$246.8	$237.0	$216.6	$278.1	$313.2	$238.0
% Annual contribution[1]	23%	26%	27%	24%	19%	26%	28%	27%	21%	27%	30%	23%
Avocado volume (mm lbs)	152.2	133.9	164.2	168.7	162.9	163.0	167.2	160.1	134.0	131.5	149.6	169.2
Price/lb avocado	$1.28	$1.64	$1.41	$1.20	$1.04	$1.42	$1.43	$1.45	$1.56	$2.04	$2.03	$1.28
Gross Profit ($mm)	$19.4	$21.5	$44.2	$39.5	$22.7	$27.1	$40.9	$33.8	$0.5	$19.8	$42.6	$26.9
% Annual contribution[1]	16%	17%	35%	32%	18%	22%	33%	27%	1%	22%	47%	30%
Gross margin	9.8%	9.7%	18.7%	19.1%	13.1%	11.5%	16.6%	14.3%	0.2%	7.1%	13.6%	11.3%
Net income (loss) ($mm)	$1.4	$(14.8)	$23.4	$18.8	$2.2	$7.4	$18.4	$16.9	$(13.4)	$2.4	$17.9	$(41.8)
Adjusted EBITDA[3] ($mm)	$8.4	$14.4	$36.6	$32.1	$12.5	$16.3	$30.1	$26.4	-$10.4	$9.2	$31.6	$17.2
% Annual contribution[1]	9%	16%	40%	35%	15%	19%	35%	31%	-22%	19%	66%	36%

Adjusted EBITDA legend: Blueberries(2); International Farming; Marketing & Distribution

Note: Fiscal year ended October 31. (1) % Annual Contribution calculated as the respective quarter's amount/total annual amount for the respective fiscal year. (2) The Blueberries segment was consolidated prospectively on May 1, 2022. (3) Non-GAAP reconciliation located in the appendix

35

➤Price/Volume – supply/demand ➤Per unit margins - fruit buy/sell ➤Not directly correlated with pricing ➤ L/T relationships, not contracts ➤ S/T pricing commitments with customers ➤ Supplier pricing model ➤ Fixed price – MX, CA ➤ Consignment – All else ➤Value-added services ➤ Leverage of infrastructure ➤Complementary products & services Marketing & Distribution International Farming Blueberries Variables Impacting Business Segment Financial Performance ➤Volume – production yields ➤ Longer tree maturity cycle ➤Pricing ➤ Size curve ➤Quality ➤Harvest phasing ➤ End market development ➤Marketed by Mission ➤Cost controls ➤ Leverage resources/investments ➤ Seasonality – Q3/Q4 timeframe ➤ Will change over time with new supply sources (Guatemala) ➤Volume – production yields ➤ Shorter plant maturity cycle ➤Pricing ➤ Varieties ➤ Quality ➤ Harvest phasing ➤ End market development ➤Marketed by 3rd-party partner ➤Cost controls ➤ Seasonality – Q4/Q1 timeframe 36

(1) Includes 2018 buyout of remaining 50% interest in Peru farming JV. (2) As of fiscal year end October 31, 2022. $ in millions. (3) The Blueberries segment was consolidated prospectively on May 1, 2022. $38.0 $43.5 $9.1 7.2 $29.3 $29.9 $45.2 $18.6 $6.9 $9.1 $67.3 $73.4 $61.2 $34.9 FY2020 FY2021 FY2022 Q2YTD2023 Capital Expenditures ($mm) (2) ➤ Invested >$500mm across capital expenditures and equity investments during the past 10 years: (1) ➤Mega facility in Laredo, TX supporting MX distribution throughout North America ➤UK distribution facility supporting expansion to retail/food service customer base in UK market ➤Avocado orchard development in Peru and Guatemala ➤Modest leverage ratio despite capital-intensive model ➤ Slowing investments in distribution & farming ➤Distribution – focus on capacity utilization ➤ Farming – finish existing projects outside of Peru to fill in supply calendar Recent Capital Investments We have invested heavily in our business historically, which we believe will put us in a position to generate strong, free-cash flows in the coming years Blueberries(3) International Farming Marketing & Distribution 37

Long-term Financial Outlook ➤Bullish outlook on avocado consumption driving global revenue growth, with volume and market share growth translating to improved leverage of distribution and farming investments ➤Year-over-year variability to be expected in our industry – growth unlikely to come in steady, stable increments Estimated Total Revenue Growth: Mid-Single Digits Estimated Adjusted EBITDA Growth: High-Single Digits 38

39 Closing Comments 39

40 Q&A 40

41 Appendix 41

This presentation contains the non-GAAP financial measure “Adjusted EBITDA” and “Adjusted EBITDA Margin.” Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles (“GAAP”). Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to this presentation where possible. The Company is unable to reconcile certain forecasted non- GAAP financial measures used herein, including adjusted EBITDA, without unreasonable efforts because a forecast of certain items, including taxes, interest, stock-based compensation, depreciation and amortization, income (loss) from equity method investees, other income, and other special, non- recurring or one-time items is not practical. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, amortization of inventory adjustments recognized from business combinations, and any special, non-recurring, or one- time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, all of which are excluded from the results the CEO reviews uses to assess segment performance and results. Adjusted EBITDA Margin refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, material legal settlements, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, as a percentage of net sales. 42

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